Guaranty

THIS GUARANTY ("Guaranty") is entered into and effective as of 12/15/2022, and is by and among: Christopher Christensen, whose address for purposes of this Guaranty is 27112 SE Grand Ridge Drive, Issaquah WA 98029 ("Guarantor 1"); iCap Enterprises, Inc., a Washington corporation, whose address for purposes of this Guaranty is 27112 SE Grand Ridge Drive, Issaquah WA 98029 ("Guarantor 2"); iCap Vault LLC, a Delaware limited liability company, whose address for purposes of this Guaranty is 27112 SE Grand Ridge Drive, Issaquah WA 98029 ("Guarantor 3"); iCap Vault 1, LLC, a Delaware limited liability company, whose address for purposes of this Guaranty is 27112 SE Grand Ridge Drive, Issaquah WA 98029 ("Guarantor 4"); and Vault Holding, LLC, a Delaware limited liability company, whose address for purposes of this Guaranty is 27112 SE Grand Ridge Drive, Issaquah WA 98029 ("Guarantor 5") (Guarantor 1, Guarantor 2, Guarantor 3, Guarantor 4, and Guarantor 5 are collectively referred to herein as, "Guarantor"); and Socotra REIT I LLC ("Lender"), and is delivered to and in favor of Lender, its successors and assigns.

To induce Lender to make the Loan to VH 2nd Street Office, LLC ("Borrower"), which Guarantor acknowledges that Lender would not do without this Guaranty, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor agrees as follows:

1. **Guaranty.**

1.1. Guaranty of Obligations. Guarantor guarantees to Lender, its successors, and assigns the full and faithful payment of all amounts owed and performance of each and every one of the obligations, responsibilities, and undertakings to be carried out, performed, or observed by Borrower under the Loan Agreement, the Note, the Security Agreement, any other agreement that now or later secures repayment of the Note, any other agreement that Guarantor now or later states is guaranteed, and any other agreement that Guarantor or Borrower signs in connection with the loan obtained by Borrower. All these documents are collectively referred to as the "Loan Documents," which Loan Documents evidence the "Loan." The obligations guaranteed are referred to as the "Guaranteed Obligations."

1.2. Guaranty of Borrower's Performance. If at any time Borrower, or its successors or permitted assigns, fails, neglects or refuses to pay when due amounts or perform when due any of its obligations, responsibilities, or undertakings as expressly provided under the terms and conditions of the Loan Documents, Guarantor shall pay such amounts or perform or cause to be performed such obligations, responsibilities, or undertakings as required under the terms and conditions of the Loan Documents.

2. **Absolute.** This Guaranty is irrevocable, absolute, present, and unconditional. The obligations of Guarantor under this Guaranty shall not be affected, reduced, modified, or impaired on the happening from time to time of any of the following events, whether or not with notice to (except as notice is otherwise expressly required) or the consent of Guarantor:

2.1. Failure to Give Notice. The failure to give notice to Guarantor of the occurrence of a default under the terms and provisions of this Guaranty or the Loan Documents;

2.2. Modifications or Amendments. The modification or amendment, whether material or otherwise, of any obligation, covenant, or agreement set forth in this Guaranty or Loan Documents;

2.3. Lender's Failure to Exercise Rights. Any failure, omission, delay by, or inability by Lender to assert or exercise any right, power, or remedy conferred on Lender in this Guaranty or the Loan Documents, including the failure to execute on collateral held for this Guaranty or the Loan Documents;

2.4. Release of Security. Any release of any real or personal property or other security now held or to be held by Lender for the performance of the Guaranteed Obligations;

2.5. Borrower's Termination. A termination, dissolution, consolidation, or merger of Borrower with or into any other entity;

2.6. Borrower's Bankruptcy. The voluntary or involuntary liquidation, dissolution, sale, or other disposition of all or substantially all of Borrower's assets, the marshalling of Borrower's assets and liabilities, the receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors, or readjustment of, or other similar proceedings affecting Borrower, Guarantor or any of the assets of either Borrower or Guarantor;

2.7. Borrower's Assignment of Rights. The assignment of any right, title, or interest of Lender in this Guaranty or the Loan Documents to any other person; or

2.8. Extent of Guarantor's Obligations. Any other cause or circumstance, foreseen or unforeseen, whether similar or dissimilar to any of the foregoing; it being the intent of Guarantor that its obligations under this Guaranty shall not be discharged, reduced, limited, or modified except by (a) payment of amounts owing pursuant to this Guaranty and/or Loan Documents (and then only to the extent of such payment or payments); and (b) full performance of obligations under this Guaranty and/or Loan Documents (and then only to the extent of such performed or discharged obligation or obligations).

2.9. Exercise of Lender Rights. Any action of Lender authorized herein.

3. **Additional Credit.** Additional credit under the Loan Documents may be granted from time to time at Borrower's request and without further authorization from or notice to Guarantor and shall automatically be deemed part of the Guaranteed Obligations. Lender need not inquire into Borrower's power or the authority of its members, officers, or agents acting or

purporting to act on its behalf. Each credit granted to Borrower under the Loan Documents shall be deemed to have been granted at Guarantor's instance and request and in consideration of, and in reliance on, this Guaranty.

4. Guaranty of Payment. Guarantor's liability on this Guaranty is a guaranty of payment and performance, not of collectability.

5. Cessation of Liability. Guarantor's liability under this Guaranty shall not in any way be affected by the cessation of Borrower's liability for any reason other than full performance of all the obligations under the Loan Documents, including, without limitation, any and all obligations to indemnify Lender.

6. Authorization of Lender. Guarantor authorizes Lender, without notice or demand and without affecting its liability under this Guaranty, and without consent of Guarantor or prior notice to Guarantor, to:

6.1. Modify Loan Documents. Make any modifications to the Loan Documents;

6.2. Assign Guaranty. Assign the Loan Documents and this Guaranty;

6.3. Modify Security. Take, hold, or release security for the performance of the Guaranteed Obligations with the consent of the party providing such security;

6.4. Additional Guarantors. Accept or discharge, in whole or in part, additional guarantors;

6.5. Order of Sale. Direct the order and manner of any sale of all or any part of security now or later held under the Loan Documents or this Guaranty, and also bid at any such sale to the extent allowed by law; and

6.6. Application of Proceeds. Apply any payments or recovery from Borrower, Guarantor, or any source, and any proceeds of any security, to Borrower's obligations under the Loan Documents in such manner, order, and priority as Lender may elect, whether or not those obligations are guaranteed by this Guaranty or secured at the time of such application.

7. Lender's Rights on Borrower's Default. Guarantor agrees that on Borrower's default Lender may elect to nonjudicially or judicially foreclose against all or part of the real or personal property securing Borrower's obligations, or accept an assignment of any such security in lieu of foreclosure, or compromise or adjust any part of such obligations, or make any other accommodation with Borrower or Guarantor, or exercise any other remedy against Borrower or any security. No such action by Lender shall release or limit Guarantor's liability to Lender, even if the effect of that action is to deprive Guarantor of the right to collect reimbursement from Borrower or any other person for any sums paid to Lender or bar or prejudice Guarantor's rights of subrogation, contribution, or indemnity against Borrower or any other person. Without limiting the foregoing, it is understood and agreed that, on any foreclosure or assignment in lieu of foreclosure of any security held by Lender, such security shall no longer exist and that any right that Guarantor might otherwise have, on full payment of the Borrower's obligations by Guarantor to Lender, to participate in any such security or to be subrogated to any rights of Lender with respect to any such security shall be nonexistent; nor shall Guarantor be deemed to have any right, title, interest, or claim under any circumstances in or to any real or personal property held by Lender or any third party following any foreclosure or assignment in lieu of foreclosure of any such security. Guarantor again specifically acknowledges and waives the above as more specifically provided for herein.

8. Effect of Borrower's Bankruptcy. The liability of Guarantor under this Guaranty shall in no way be affected by:

8.1. Release of Borrower. Release or discharge of Borrower in any creditor proceeding, receivership, bankruptcy, or other release or discharge of Borrower, for any reason;

8.2. Modification of Borrower's Liability. Impairment, limitation, or modification of Borrower's liability or the estate, or of any remedy for the enforcement of Borrower's liability, which may result from the operation of any present or future provision of the Bankruptcy Code (Title 11 of the United States Code, as amended; 11 U.S.C. §§ 101-1330) or any bankruptcy, insolvency, state or federal debtor relief statute, any other statute, or from the decision of any court;

8.3. Rejection of Debt. Rejection or disaffirmance of the Indebtedness, or any portion of the Indebtedness, in any such proceeding;

8.4. Cessation of Borrower's Liability. Cessation, from any cause whatsoever, whether consensual or by operation of law, of Borrower's liability to Lender resulting from any such proceeding; or

8.5. Modification and Replacement of Guaranteed Obligation. If the Guaranteed Obligations are restructured or replaced in connection with a bankruptcy proceeding or case, Guarantor shall remain liable as guarantor of such restructured or replaced obligation.

9. Subordination. Until the Guaranteed Obligations have been paid or otherwise discharged in full, Guarantor subordinates any and all liability or indebtedness of Borrower owed to Guarantor to the obligations of Borrower to Lender that arise under the Guaranteed Obligations. However, Guarantor may receive payment of current reasonable salary and current reasonable payments made in the ordinary course of business for goods provided or services rendered.

10. Application of Payments. With or without notice to Guarantor, Lender, in its sole and absolute discretion may:

10.1. Priority of Payments. Apply any or all payments or recoveries from Borrower, from Guarantor, or from any other guarantor or endorser under this or any other instrument, or realized from any security, in such manner, order, or priority as Lender sees fit, to the indebtedness of Borrower to Lender under the Loan Documents, whether such indebtedness is guaranteed by this Guaranty or is otherwise secured or is due at the time of such application; and

10.2. Refund to Borrower. Refund to Borrower any payment received by Lender on any indebtedness guaranteed in this Guaranty, and payment of the amount refunded is fully guaranteed. Any recovery realized from any other guarantor

under this or any other instrument shall be first credited on that portion of the indebtedness of Borrower to Lender that exceeds the maximum liability, if any, of Guarantor under this Guaranty.

11. <u>Claims in Bankruptcy</u>. Guarantor shall file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required or allowed by law on any indebtedness of Borrower to Guarantor, and shall assign to Lender all rights of Guarantor on any such indebtedness. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is authorized to do so in Guarantor's name, or, in Lender's discretion, to assign the claim and to file a proof of claim in the name of Lender's nominee. In all such cases, whether in bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount of any such claim, and, to the full extent necessary for that purpose, Guarantor assigns to Lender all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled.

12. <u>Representations and Warranties if Guarantor is an Entity</u>. If Guarantor is an entity, Guarantor represents and warrants to Lender that:

12.1. <u>Legal Status</u>. Guarantor (a) is duly organized ___________, validly existing under, and in good standing with _______________, the laws of the state in which it is domiciled and in the state in which the property secured the Loan is located in; (b) has all requisite power, and has all material governmental licenses, authorizations, consents, and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in the state in which any property securing the loan is located in.

12.2. <u>No Breach</u>. Neither the execution and delivery of this Guaranty nor compliance with its terms and provisions shall conflict with or result in a breach of, or require any consent under, the organizational documents of Guarantor, or any agreement or instrument by which Guarantor is bound.

12.3. <u>Authority and Power</u>. Guarantor has all necessary power and authority to execute, deliver, and perform its obligations under this Guaranty. Guarantor's execution, delivery, and performance of this Guaranty has been duly authorized by all necessary action on its part; and this Guaranty has been duly and validly executed and delivered by Guarantor and constitutes its legal, valid, and binding obligation, enforceable against Guarantor in accordance with its terms. Guarantor shall, concurrently with the execution of this Guaranty, deliver to Lender a copy of a resolution of Guarantor's managing member(s), if a limited liability company, or board of directors and/or shareholders, if a corporation, authorizing or ratifying execution of this Guaranty.

13. <u>Representations and Warranties if Guarantor is an Individual</u>. If Guarantor is an individual, Guarantor represents and warrants to Lender that:

13.1. <u>Legal Status</u>. Guarantor has all requisite power and has all material governmental licenses, authorizations, consents, and approvals necessary to carry on his business as now being or as proposed to be conducted.

13.2. <u>No Breach</u>. Neither the execution and delivery of this Guaranty nor compliance with its terms and provisions shall conflict with or result in a breach of, or require any consent under any agreement or instrument by which Guarantor is bound.

13.3. <u>Authority and Power</u>. This Guaranty has been duly and validly executed and delivered by Guarantor and constitutes its legal, valid, and binding obligation, enforceable against Guarantor in accordance with its terms.

13.4. <u>Financial Statements</u>. All financial information furnished or to be furnished to lender is or will be true and correct, does or will fairly represent the financial condition of Guarantor, and was or will be prepared in accordance with generally accepted accounting principles ("GAAP").

13.5. <u>Claims and Proceedings</u>. There are no claims, actions, proceedings, or investigations pending against Guarantor.

14. <u>Information Not Required</u>. Guarantor represents that Guarantor is fully aware of Borrower's financial condition and operation and is in a position by virtue of his, her, or its relationship to Borrower to obtain all necessary financial and operational information concerning Borrower. Lender need not disclose to Guarantor any information about:

14.1. <u>Loan Documents</u>. The Loan Documents or any modification of them, and any action or non-action in connection with them;

14.2. <u>Other Guaranteed Obligations</u>. Any other obligation guaranteed in this Guaranty;

14.3. <u>Borrower's Financial Condition</u>. The financial condition or operation of Borrower; or

14.4. <u>Other Guarantors</u>. Any other guarantors.

15. <u>Notice</u>. Except for any notice required by Governmental Requirements to be given in another manner, (a) all notices required or permitted by this Guaranty shall be in writing; (b) each notice to Guarantor shall be sent (i) for personal delivery by a delivery service that provides a record of the date of delivery, the individual to whom delivery was made, and the address where delivery was made; (ii) by certified United States mail, postage prepaid, return receipt requested; or (iii) by nationally recognized overnight delivery service, marked for next-business-day delivery; and (c) all notices shall be addressed to the appropriate party at its address stated on Page 1 of this Guaranty or such other addresses as may be designated by notice given in compliance with this provision. Notices will be deemed effective on the earliest of (a) actual receipt; (b) rejection of delivery; or (c) if sent by certified mail, the third day on which regular United States mail delivery service is provided after the day of mailing or, if sent by overnight delivery service, on the next day on which such service makes next-business-day deliveries after the day of sending.

16. **No Waiver Upon Lender's Lack of Enforcement.** No failure or delay by Lender, or its successors and assigns, in exercising any right, power, or privilege under this Guaranty shall operate as a waiver; nor shall any single or partial exercise of any right, power, or privilege preclude any other or further such exercise or the exercise of any other right, power, or privilege.

17. **Governing Law; Consent to Jurisdiction and Venue.** This Guaranty is made by the Lender and accepted by the Guarantor in the State of California except that at all times the provisions for the creation, perfection, priority, enforcement and foreclosure of the liens and security interests created in the Property under the Loan Documents shall be governed by and construed according to the laws of Washington. To the fullest extent permitted by the law of Washington, the law of the State of California shall govern the validity and enforceability of all Loan Documents, and the debt or obligations arising hereunder (but the foregoing shall not be construed to limit Lender's rights with respect to such security interest created in Washington). The parties agree that jurisdiction and venue for any dispute, claim or controversy arising, other than with respect to perfection and enforcement of Lender's rights against the Property, shall be Sacramento County, California, or the applicable federal district court that covers said County, and Guarantor submits to personal jurisdiction in that forum for any and all purposes. Guarantor waives any right Guarantor may have to assert the doctrine of forum non conveniens or to object to such venue.

GUARANTOR'S INITIALS: ___

18. **Advice of Counsel.** Guarantor expressly declares that it knows and understands the contents of this Guaranty and has either consulted or had the opportunity to consult with an attorney as to its form and content.

19. **Attorney Fees.** Whether or not legal action is commenced, dismissed, or pursued to judgment, the prevailing party shall be entitled to payment of all fees and costs (including, without limitation, attorney fees and costs) that may be incurred by such party in connection with the enforcement of this Guaranty, the enforcement of any of the Loan Documents, and the protection of prevailing party's rights under this Guaranty or under the Loan Documents (whether in state, federal, or Bankruptcy Court proceedings).

In addition to the aforementioned fees, costs, and expenses, the prevailing party in any lawsuit on this Guaranty shall be entitled to its attorney fees, and all other fees, costs, and expenses incurred in any postjudgment proceedings to collect or enforce any judgment. This provision for the recovery of postjudgment fees, costs, and expenses is separate and several and shall survive the merger of this Guaranty into any judgment on this Guaranty.

20. **Assignability.** This Guaranty shall be binding on Guarantor and Guarantor's heirs, representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns, and their successors and assigns and respective personal representatives, successors, and assigns according to the context of this Guaranty. Guarantor shall not have the right to assign the obligations in this Guaranty. Lender may assign its rights under this Guaranty in connection with an assignment of all or part of the Guaranteed Obligation. Notice is hereby waived as to any such assignment by Lender.

21. **Revival of Guaranty.** If a claim ("Claim") is made on Lender at any time (whether before or after payment or performance in full of any Guaranteed Obligation, and whether such claim is asserted in a bankruptcy proceeding or otherwise) for repayment or recovery of any amount or other value received by Lender (from any source) in payment of, or on account of, any Guaranteed Obligation, and if Lender repays such amount, returns value or otherwise becomes liable for all or part of such Claim by reason of (a) any judgment, decree, or order of any court or administrative body or (b) any settlement or compromise of such Claim, Guarantor shall remain severally liable to Lender for the amount so repaid or returned or for which Lender is liable to the same extent as if such payments or value had never been received by Lender, despite any termination of this Guaranty or the cancellation of any note or other document evidencing any Guaranteed Obligation.

22. **Captions.** The captions and section headings appearing in this Guaranty are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty.

23. **Severability.** If any provision in this Guaranty is invalid and unenforceable in the jurisdiction whose law is applied to this Guaranty or in any particular context, then, to the fullest extent permitted by law, (a) the other provisions shall remain in full force and effect in such jurisdiction or context and shall be liberally construed in favor of Lender in order to carry out the parties' intentions as nearly as possible, and (b) the invalidity or unenforceability of any provision in that jurisdiction or context shall not affect the validity or enforceability of such provision in any other jurisdiction.

24. **Waivers.**

24.1. **Waiver of Rights to Require Lender to Act.** Guarantor waives the right to require Lender to:

24.1.1. Proceed against Borrower or any other person;

24.1.2. Proceed or exhaust any security held from any person;

24.1.3. Proceed against any other guarantor; or

24.1.4. Pursue any other remedy available to Lender.

24.2. **Waivers Until Obligation Is Repaid.** Until the Guaranteed Obligations have been paid or otherwise discharged in full:

24.2.1. Guarantor waives all rights of subrogation, indemnity, any rights to collect reimbursement from Borrower, and any right to enforce any remedy that Lender now has, or may have, against Borrower.

24.2.2. Guarantor waives any benefit of, and any right to participate in, any security now or later held by Lender.

24.2.3. Guarantor waives any defense it may have now or in the future based on any election of remedies by Lender that destroys Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, and Guarantor acknowledges that it shall be liable to Lender even though Guarantor may well have no such recourse against Borrower.

24.2.4. Guarantor waives notice of (a) acceptance and reliance on this Guaranty; (b) notice of renewal, extension, or modification of any Guaranteed Obligation under this Guaranty; and (c) notice of default or demand in the case of default.

24.2.5. Guarantor waives any right or defense it may now or hereafter have based on (a) Lender's full or partial release of any party who may be obligated to Lender; (b) Lender's full or partial release or impairment of any collateral for the Guaranteed Obligations; and (c) the modification or extension of the Guaranteed Obligations.

24.2.6. Guarantor waives any and all suretyship defenses now or later available to it under the law governing this Guaranty.

24.2.7. Without limiting the generality of any other waiver or provision of this Guaranty, Guarantor waives, to the maximum extent such waiver is permitted by law, any and all benefits or defenses arising directly or indirectly under the law governing this Guaranty.

24.2.8. Guarantor waives any statute of limitation affecting liability under this Guaranty or the enforceability of this Guaranty and further waives any defense that might otherwise exist because of the expiration of the statute of limitations on the Loan Documents.

24.2.9. Guarantor waives any duty of Lender to disclose to Guarantor any facts Lender may now know or later learn about Borrower or Borrower's financial condition regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for and is capable of being and keeping informed of Borrower's financial condition and of all circumstances bearing on the risk of nonpayment of any indebtedness guaranteed under this Guaranty.

24.2.10. Guarantor waives all notices to Guarantor.

24.2.11. Without limiting the generality of any other waiver or provision of this Guaranty, Guarantor waives, to the maximum extent such waiver is permitted by law, any and all benefits or defenses arising directly or indirectly under any one or more of (a) California Civil Code §§ 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2846, 2847, 2848, 2849, 2850, 2899, and 3433; (b) Chapter 2 of Title 14 of the California Civil Code; (c) California Code of Civil Procedure §§580a, 580b, 580c, 580d, and 726; (d) California Commercial Code §3605 or (e) any rights identified in *Union Bank* v. *Gradsky*, 265 Cal. App. 2d 40 (1968).

25. <u>Arbitration</u>. Concurrently herewith, Borrower and Guarantor shall execute that certain Arbitration Agreement whereby Borrower, Guarantor, and Lender agree to arbitrate any disputes to resolve any Claims (as defined in the Arbitration Agreement).

26. <u>Jurisdiction</u>. The parties agree that all actions or proceedings arising in connection with this Guaranty and the other Loan Documents shall be tried and litigated only in the state courts located in the county in which notice shall be sent to Lender pursuant to this Guaranty, or the applicable federal district court that covers said county.

27. <u>Joint and Several</u>. If this Guaranty is issued by more than one party or if any other party guarantees the obligations of Borrower, the obligations of Guarantor and any others under this Guaranty shall be joint and several.

28. <u>Entire Agreement</u>. This Guaranty embodies the entire agreement and understanding between Guarantor and Lender pertaining to the subject matter of this Guaranty, and supersedes all prior agreements, understandings, negotiations, representations, and discussions, whether verbal or written, of the parties, pertaining to that subject matter. Guarantor is not relying on any representations, warranties, or inducements from Lender that are not expressly stated in this Guaranty.

29. <u>Further Assurances</u>. Guarantor shall promptly and duly execute and deliver to Lender such further documents and assurances and take such further action as Lender may from time to time reasonably request, including, without limitation, any amendments to this Guaranty to establish and protect the rights, interests, and remedies created or intended to be created in favor of Lender.

30. <u>Gender; Singular Includes Plural</u>. As used in this Guaranty, the singular includes the plural, and the masculine includes the feminine and neuter, and vice versa, if the context so requires.

31. <u>Nonwaiver</u>. No provision of this Guaranty or right of Lender under this Guaranty can be waived, nor can Guarantor be released from its obligations under this Guaranty except by a writing duly executed by an authorized representative of Lender.

32. <u>Continuing Liability</u>. Guarantor shall continue to be liable under this Guaranty despite the transfer by Borrower of all or any portion of the property encumbered by the Loan Documents.

33. <u>Time Is of the Essence</u>. Time is of the essence under this Guaranty and any amendment, modification, or revision of this Guaranty.

34. <u>Cumulative Rights</u>. The extent of Guarantor's liability and all rights, powers, and remedies of Lender under this Guaranty, and under any other agreement now or at any future time in force between Lender and Guarantor, shall be cumulative

and not alternative, and such rights, powers, and remedies shall be in addition to all rights, powers, and remedies given to Lender by law. This Guaranty is in addition to and exclusive of the guaranty of any other guarantor of any indebtedness of Borrower to Lender.

35. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, ANY GUARANTOR, AND LENDER AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THE LOAN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. BORROWER AND, BY ITS ACCEPTANCE OF THE BENEFITS OF THE LOAN, LENDER EACH (A) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BORROWER AND LENDER TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWER AND LENDER HAVE ALREADY RELIED ON THIS WAIVER BY ENTERING INTO THE LOAN OR ACCEPTING ITS BENEFITS, AS THE CASE MAY BE, AND THAT EACH SHALL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (B) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THE LOAN AGREEMENT OR THE NOTE.

36. Separation of Parties. Guarantor is separate and distinct from Borrower. Borrower and Guarantor were solely responsible for all corporate structuring and Lender had no role in the corporate structuring of Borrower and/or Guarantor. Borrower and Guarantor have provided independent financial statements to Lender and Lender has relied on such financial statements in making loan to Borrower.

37. Capitalized Terms. Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Loan Documents, each executed of even date herewith.

38. Community Property. If Guarantor (or any Guarantor, if more than one) is a married person, and the state of residence of Guarantor or Guarantor's spouse ("Guarantor Spouse") is a community property jurisdiction, then each of the following apply:

38.1. Guarantor (or each such married Guarantor, if more than one) agrees that Lender may satisfy Guarantor's obligations under this Guaranty to the extent of all Guarantor's separate property and against the marital community property of Guarantor and Guarantor Spouse.

38.2. If Guarantor Spouse is not also a Guarantor of the Loan, Guarantor certifies that none of the assets shown on his or her financial statements submitted to Lender for purposes of underwriting the Loan were either (i) Guarantor Spouse's individual property, or (ii) community property under the sole management, control, and disposition of Guarantor Spouse.

38.3. If Guarantor Spouse is not also a Guarantor of this loan and Guarantor or Guarantor Spouse's state of residence is Alaska, Arizona, Idaho, Louisiana, Nevada, New Mexico, Washington, or Wisconsin, Guarantor has caused Guarantor Spouse to acknowledge this Guaranty as required on the signature page of this Guaranty.

39. No Oral Agreements. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.

GUARANTOR:

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Christopher Christensen

iCap Enterprises, Inc., a Washington corporation

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By: Christopher Christensen
Its: President

iCap Vault LLC, a Delaware limited liability company

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By: Christopher Christensen
Its: Manager

iCap Vault 1, LLC, a Delaware limited liability company

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By: Christopher Christensen
Its: Manager

Vault Holding, LLC, a Delaware limited liability company

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By: Christopher Christensen
Its: Manager

Any person signing this Guaranty solely as a Guarantor Spouse will bind only Guarantor Spouse's marital community property to the payment and performance of the Guarantor's obligations under this Guaranty and will not bind Guarantor Spouse's separate property.

GUARANTOR SPOUSE:

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Guarantor Spouse's Signature

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Guarantor Spouse's Name

Guarantor Spouse's Address:

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